Exhibit 99.1


                                                       CONTACT:
                                                       Paul D. Baker
                                                       Comverse Technology, Inc.
                                                       One Huntington Quadrangle
                                                       Melville, New York 11747
                                                       (516) 677-7226



      COMVERSE TECHNOLOGY REPORTS SELECTED UNAUDITED Q2 FINANCIAL RESULTS:
    RECORD SALES OF $394.1 MILLION, UP 37.9% Y-O-Y; DELAY IN FILING FORM 10-Q

NEW YORK, NY, September 12, 2006 -- Comverse Technology, Inc. (NASDAQ: CMVT) today announced sales of $394,090,000 for the second quarter of fiscal 2006, ended July 31, 2006, an increase of 37.9% year-over-year, representing the company's fifteenth consecutive quarter of sequential sales growth, and the highest quarterly sales in the company's history. The company ended the quarter with an orders backlog of $750,514,000, an increase of 27.5% year-over-year, and 1.2% sequentially.

Raz Alon, interim Chief Executive Officer of Comverse Technology, Inc., said, "We achieved both year-over-year and sequential revenue growth at each of our three main operating units. Our Comverse subsidiary is building on its established leadership in network-based messaging, mobile content and billing, and leveraging that leadership to advance its position in emerging areas such as converged messaging, IMS, FMC, quad play, and real-time converged billing and customer care. Our Verint subsidiary continues to reinforce its leadership in software-based analytics for security and business intelligence, and our Ulticom subsidiary continues to position itself to address new and emerging growth opportunities through its launch of IMS-ready signaling products. We also continue to look for ways to expand our addressable market opportunity across each of our business units through new product development and acquisitions, such as our recent purchase of Netonomy, which closed after quarter-end, and has strengthened our Comverse subsidiary's portfolio in real-time converged billing and customer care."

The company ended the quarter with cash and cash equivalents, bank time deposits and short-term investments of $1,870,160,000, and convertible debt of $419,688,000.





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DELAY IN FILING OF QUARTERLY REPORT ON FORM 10-Q AND EARNINGS RELEASE

As a result of the ongoing review by the Special Committee of the company's Board of Directors relating to the company's stock option grants, the company will today file a Form 12b-25 with the Securities and Exchange Commission (the "SEC") indicating that its Quarterly Report on Form 10-Q for the quarter ended July 31, 2006 has not been filed with the SEC by the SEC deadline of September 11, 2006. The company will not seek a 5-day filing extension because it does not believe it will file the Quarterly Report within the extension period.

The company intends to issue results for the quarterly periods ended April 30, 2006 and July 31, 2006 and the fiscal year ended January 31, 2006, and to file its Quarterly Reports on Form 10-Q for the quarters ended April 30, 2006 and July 31, 2006 and Annual Report on Form 10-K for the fiscal year ended January 31, 2006, together with any restated historical financial statements, as soon as practicable.

NASDAQ LISTING UPDATE

The company has notified The NASDAQ Stock Market that it will not timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2006 and, accordingly, the company expects to receive an additional Staff Determination Letter from The NASDAQ Stock Market indicating that the delay in the filing of the Form 10-Q could serve as an additional basis for the potential delisting of the company's securities from NASDAQ, under NASDAQ Marketplace Rule 4310(c)(14).

As previously disclosed, on August 18, 2006 the company announced that the NASDAQ Listing Qualifications Panel has granted the company's request for continued listing on The NASDAQ National Market subject to the requirement that the company file its Annual Report on Form 10-K for the fiscal year ended January 31, 2006 and its Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2006 by no later than September 25, 2006. The Panel has advised the company that should it be unable to meet the deadline, it will issue a final determination to delist the company's shares from The NASDAQ Stock Market.

On September 5, 2006, the company announced that it made a submission to the NASDAQ Listing and Hearing Review Council requesting that the Listing Council grant a stay of the Panel's August 18, 2006 decision establishing a deadline of September 25, 2006 for the company to complete the restatements of its financial statements and to file its annual report for the fiscal year ended January 31, 2006 and quarterly report for the quarter ended April 30, 2006. The company also requested an additional 60-day extension from the Listing Council's decision to make the necessary filings.

It is expected that the Listing Council's decision will address the late Form 10-K for the fiscal year ended January 31, 2006 and late Form 10-Q filings for the fiscal quarters ended April 30, 2006 and July 31, 2006. There can be no



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assurance that the Listing Council will grant a stay or an extension or that the company's securities will remain listed on the NASDAQ Stock Market.

ABOUT COMVERSE TECHNOLOGY, INC.

Comverse Technology, Inc. (NASDAQ: CMVT), through its Comverse, Inc. subsidiary, is the world's leading provider of software and systems enabling network-based multimedia enhanced communication and billing services. The company's Total Communication portfolio includes value-added messaging, personalized data and content-based services, and real-time converged billing solutions. Over 450 communication and content service providers in more than 120 countries use Comverse products to generate revenues, strengthen customer loyalty and improve operational efficiency. Other Comverse Technology subsidiaries include: Verint Systems (NASDAQ: VRNT), a leading provider of analytic software-based solutions for communications interception, networked video security and business intelligence; and Ulticom (NASDAQ: ULCM), a leading provider of service enabling signaling software for wireline, wireless and Internet communications. Comverse Technology is an S&P 500 and NASDAQ-100 Index company.

For additional information, visit the Comverse website at www.comverse.com or the Comverse Technology website at www.cmvt.com

All product and company names mentioned herein may be registered trademarks or trademarks of Comverse or the respective referenced company(s).

Note: This release contains "forward-looking statements" under the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could cause actual results to differ materially include: the results of the review of the Special Committee, appointed by the Board of Directors on March 14, 2006, of matters relating to the company's stock option grants, including, but not limited to, the accuracy of the stated dates of option grants and whether all proper corporate procedures were followed; the impact of any restatement of financial statements of the company or other actions that may be taken or required as a result of such reviews; the company's inability to file reports with the Securities and Exchange Commission; risks associated with the company's inability to meet NASDAQ requirements for continued listing, including possible delisting; risks of litigation and of governmental investigations or proceedings arising out of or related to the company's stock option grants or any restatement of the financial statements of the company; risks associated with integrating the businesses and employees of the GSS division of CSG Systems, International, Netcentrex S.A., and Netonomy, Inc.; changes in the demand for the company's products; changes in capital spending among the company's current and prospective customers; the risks associated with the sale of large, complex, high capacity systems and with new product introductions as well as the uncertainty of customer acceptance of these



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new or enhanced products from either the company or its competition; risks associated with rapidly changing technology and the ability of the company to introduce new products on a timely and cost-effective basis; aggressive competition may force the company to reduce prices; a failure to compensate any decrease in the sale of the company's traditional products with a corresponding increase in sales of new products; risks associated with changes in the competitive or regulatory environment in which the company operates; risks associated with prosecuting or defending allegations or claims of infringement of intellectual property rights; risks associated with significant foreign operations and international sales and investment activities, including fluctuations in foreign currency exchange rates, interest rates, and valuations of public and private equity; the volatility of macroeconomic and industry conditions and the international marketplace; risks associated with the company's ability to retain existing personnel and recruit and retain qualified personnel; and other risks described in filings with the Securities and Exchange Commission. These risks and uncertainties, as well as others, are discussed in greater detail in the filings of the company with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These documents are available through the company, or its website, www.cmvt.com, or through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov. The company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.

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